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                                                                 Exhibit 10.1(b)

                                SECOND AMENDMENT

                                       TO

                               PURCHASE AGREEMENT


                  THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (the "Second Amendment") is entered into as of February 14, 1999, by and between VEBA Zweite Verwaltungsgesellschaft mbH, a German limited liability company ("VEBA Zweite"), and MEMC Electronic Materials, Inc., a Delaware corporation (the "Company").


                                    RECITALS


                  A. The Company and VEBA Corporation, a Delaware corporation, entered into that certain Purchase Agreement, dated as of October 22, 1998 (the "Original Purchase Agreement"), pursuant to which the Company agreed to sell and VEBA Corporation agreed to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms and conditions set forth therein;

                  B. The First Amendment to Purchase Agreement, dated as of December 29, 1998, by and among the Company and VEBA Corporation (together with the Original Purchase Agreement, the "Purchase Agreement"), amended Section 2 of the Original Purchase Agreement to extend the date after which the Closing (as defined in the Purchase Agreement) shall not occur to February 15, 1999.

                  C. VEBA Corporation assigned to VEBA Zweite all of VEBA Corporation's rights under the Purchase Agreement to purchase the shares of Common Stock and all of the other rights and benefits afforded to VEBA Corporation under the Purchase Agreement pursuant to an Assignment and Assumption Agreement, dated as of December 30, 1998, by and between VEBA Corporation and VEBA Zweite.

                  D. The parties hereto desire to amend Section 2 of the Purchase Agreement to extend further the date after which the Closing shall not occur.

                  NOW, THEREFORE, in consideration of the recitals and the mutual covenants, representations, warranties, conditions and agreements hereinafter expressed, the parties agree as follows:


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                                    AMENDMENT


                  1. Section 2 of the Purchase Agreement is amended by deleting the date "February 15, 1999" in the proviso of the first sentence, and replacing it with "April 30, 1999".

                  2. Except as modified herein, all terms and conditions of the Purchase Agreement shall remain in full force and effect.

                  3. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed as of the date first above written.


                                    VEBA ZWEITE VERWALTUNGSGESELLSCHAFT MBH


                                        /s/ Friedrich Oschmann
                                    By  _____________________________
                                        Name:  Dr. Friedrich Oschmann
                                        Title: Attorney-in-Fact



                                    MEMC ELECTRONIC MATERIALS INC.


                                        /s/ James M. Stolze
                                    By  _____________________________
                                        Name:  James M. Stolze
                                        Title: Exec. V.P. and C.F.O.





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                                 [Letterhead of
                    VEBA ZWEITE VERWALTUNGSGESELLSCHAFT MBH]



                               POWER OF ATTORNEY

We, VEBA Zweite Verwaltungsgesellschaft, Bennigsenplatz 1, 40474 Dusseldorf, Germany, represented by Dr. Rolf Pohlig as Director, hereby appoint Dr. Michael Bangert, Dr. Klaus Grundler, Mrs. Judith Witte, Dr. Friedrich Oschmann, Mr. Frank Jungfermannn and Mr. Jens-Uwe Herrmann of VEBA Aktiengesellschaft, Bennigsenplatz 1, 40474 Dusseldorf, Germany, each acting alone with power to execute and deliver on our behalf the Purchase Agreement between MEMC Electronic Materials, Inc. and ourselves,

     the Registration Rights Agreement between MEMC Electronic Materials, Inc. and ourselves,

     the Escrow Agreement between MEMC Electronic Materials, Inc., ourselves and Chadbourne & Parke LLP (collectively the "Agreements"), and the Amendment to Schedule 13 D required to be filed with the Securities and Exchange Commission in connection with the private placement by MEMC Electronic Materials, Inc. as issuer, and ourselves, as buyer, of MEMC Common Stock pursuant to the terms of the Purchase Agreement, and to take any other action necessary in connection with the Agreements and the filing of Schedule 13 D.

The appointed are exempt from the restrictions of section 181 of the German Civil Code.

Dusseldorf, 21 December 1998
VEBA Zweite Verwaltungsgesellschaft



/s/ Dr. Rolf Pohlig

(Dr. Rolf Pohlig)






                      -----------------------------------
                 Geschftsfuhrar: Ulrich Huppe - Dr. Rolf Pohlig
                        Amtsgericht Dusseldorf HRB 33266